EXHIBIT 99.2 Earnings Release Supplement Third Quarter 2020

Citizens Community Bancorp, Inc. Table of Contents Segment Profiles Page(s) COVID-19 Related Loan Deferrals 2 Non-Owner Occupied CRE 3 Owner Occupied CRE 4 Multi-family 5 Commercial and Industrial Loans 6 Construction and Development Loans 7 Agricultural Real Estate and Operating Loans 8 Hotel Loans 9 Restaurant Loans 10 Commercial Real Estate by Vintage and Risk Rating 11 Residential Loans 12 Credit Quality Risk Rating Descriptions 13 Loans by Risk Rating as of September 30, 2020 14 Loans by Risk Rating as of June 30, 2020 15 Loans by Risk Rating as of December 31, 2019 16 Loans by Risk Rating as of September 30, 2019 17 Nonaccrual Loans Roll forward 18 Other Real Estate Roll forward 18 Troubled Debt Restructurings in Accrual Status 18 Acquired Loans – Non-accretable difference; Accretable discount tables 19 Capital Ratios – Bank and Company 20 1

2

• • • • • Wisconsin Minnesota Other • 3

• • • • • • Wisconsin Minnesota Other 4

• • • • Wisconsin Minnesota Other • 5

• • • • • Wisconsin Minnesota Other 6

• • • Wisconsin Minnesota Illinios • • 7

Crop Dairy Other Farming Other • • • • • Wisconsin Minnesota Other 8

• • • • • Minnesota Wisconsin Illinois 9

• • • • • Wisconsin Minnesota Other • 10

$88,473$51,230$90,360$162,571 $223,624 $156,564$772,822 11

12

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 13

Below is a breakdown of loans by risk rating as of September 30, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 318,915	$ 1,947	$ 1,166	$ —	$ —	$ 322,028
Agricultural real estate	30,807	454	1,269	—	—	32,530
Multi-family real estate	100,148	—	—	—	—	100,148
Construction and land development	77,514	—	3,478	—	—	80,992
C&I/Agricultural operating:						
Commercial and industrial	75,338	802	3,819	—	—	79,959
SBA PPP loans	139,166	—	—	—	—	139,166
Agricultural operating	23,040	28	1,256	—	—	24,324
Residential mortgage:						
Residential mortgage	85,922	7	4,171	—	—	90,100
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	13,135	—	86	—	—	13,221
Total originated loans	$ 898,517	$ 3,238	$ 15,795	$ —	$ —	$ 917,550
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 168,360	$ 4,237	$ 6,048	$ —	$ —	$ 178,645
Agricultural real estate	33,765	—	6,848	—	—	40,613
Multi-family real estate	9,372	—	148	—	—	9,520
Construction and land development	8,264	—	82	—	—	8,346
C&I/Agricultural operating:						
Commercial and industrial	23,572	59	782	—	—	24,413
Agricultural operating	8,688	—	946	—	—	9,634
Residential mortgage:						
Residential mortgage	49,243	243	2,268	—	—	51,754
Consumer installment:						
Other consumer	1,404	—	5	—	—	1,409
Total acquired loans	$ 302,668	$ 4,539	$ 17,127	$ —	$ —	$ 324,334
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 487,275	$ 6,184	$ 7,214	$ —	$ —	$ 500,673
Agricultural real estate	64,572	454	8,117	—	—	73,143
Multi-family real estate	109,520	—	148	—	—	109,668
Construction and land development	85,778	—	3,560	—	—	89,338
C&I/Agricultural operating:						
Commercial and industrial	98,910	861	4,601	—	—	104,372
SBA PPP loans	139,166	—	—	—	—	139,166
Agricultural operating	31,728	28	2,202	—	—	33,958
Residential mortgage:						
Residential mortgage	135,165	250	6,439	—	—	141,854
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	14,539	—	91	—	—	14,630
Gross loans	$ 1,201,185	$ 7,777	$ 32,922	$ —	$ —	$ 1,241,884
Less:						
Unearned net deferred fees and costs and loans in process						(5,033)
Unamortized discount on acquired loans						(6,712)
Allowance for loan losses						(14,836)
Loans receivable, net						$ 1,215,303

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Below is a breakdown of loans by risk rating as of June 30, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 308,633	$ 4,952	$ 805	$ —	$ —	$ 314,390
Agricultural real estate	32,592	469	2,077	—	—	35,138
Multi-family real estate	90,617	—	—	—	—	90,617
Construction and land development	85,511	5,867	3,478	—	—	94,856
C&I/Agricultural operating:						
Commercial and industrial	76,447	661	3,261	—	—	80,369
SBA PPP loans	137,330	—	—	—	—	137,330
Agricultural operating	24,488	768	557	—	—	25,813
Residential mortgage:						
Residential mortgage	91,649	—	4,015	—	—	95,664
Purchased HELOC loans	6,534	—	327	—	—	6,861
Consumer installment:						
Originated indirect paper	31,815	—	216	—	—	32,031
Other consumer	14,082	—	93	—	—	14,175
Total originated loans	$ 899,698	$ 12,717	$ 14,829	$ —	$ —	$ 927,244
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 180,003	$ 6,699	$ 8,633	$ —	$ —	$ 195,335
Agricultural real estate	35,712	—	7,342	—	—	43,054
Multi-family real estate	12,874	—	148	—	—	13,022
Construction and land development	15,086	—	190	—	—	15,276
C&I/Agricultural operating:						
Commercial and industrial	28,274	59	1,144	—	—	29,477
Agricultural operating	10,723	80	1,321	—	—	12,124
Residential mortgage:						
Residential mortgage	54,058	403	2,299	—	—	56,760
Consumer installment:						
Other consumer	1,634	—	5	—	—	1,639
Total acquired loans	$ 338,364	$ 7,241	$ 21,082	$ —	$ —	$ 366,687
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 488,636	$ 11,651	$ 9,438	$ —	$ —	$ 509,725
Agricultural real estate	68,304	469	9,419	—	—	78,192
Multi-family real estate	103,491	—	148	—	—	103,639
Construction and land development	100,597	5,867	3,668	—	—	110,132
C&I/Agricultural operating:						
Commercial and industrial	104,721	720	4,405	—	—	109,846
SBA PPP loans	137,330	—	—	—	—	137,330
Agricultural operating	35,211	848	1,878	—	—	37,937
Residential mortgage:						
Residential mortgage	145,707	403	6,314	—	—	152,424
Purchased HELOC loans	6,534	—	327	—	—	6,861
Consumer installment:						
Originated indirect paper	31,815	—	216	—	—	32,031
Other consumer	15,716	—	98	—	—	15,814
Gross loans	$ 1,238,062	$ 19,958	$ 35,911	$ —	$ —	$ 1,293,931
Less:						
Unearned net deferred fees and costs and loans in process						(5,369)
Unamortized discount on acquired loans						(7,387)
Allowance for loan losses						(13,373)
Loans receivable, net						$ 1,267,802

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Below is a breakdown of loans by risk rating as of December 31, 2019:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 301,381	$ 266	$ 899	$ —	$ —	$ 302,546
Agricultural real estate	31,129	829	2,068	—	—	34,026
Multi-family real estate	71,877	—	—	—	—	71,877
Construction and land development	67,989	—	3,478	—	—	71,467
C&I/Agricultural operating:						
Commercial and industrial	85,248	1,023	3,459	—	—	89,730
Agricultural operating	19,545	402	770	—	—	20,717
Residential mortgage:						
Residential mortgage	104,428	—	4,191	—	—	108,619
Purchased HELOC loans	8,407	—	—	—	—	8,407
Consumer installment:			—			
Originated indirect paper	39,339	—	246	—	—	39,585
Other consumer	15,425	—	121	—	—	15,546
Total originated loans	$ 744,768	$ 2,520	$ 15,232	$ —	$ —	$ 762,520
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 196,692	$ 6,084	$ 9,137	$ —	$ —	$ 211,913
Agricultural real estate	42,381	534	8,422	—	—	51,337
Multi-family real estate	13,533	—	1,598	—	—	15,131
Construction and land development	14,181	—	762	—	—	14,943
C&I/Agricultural operating:						
Commercial and industrial	41,587	932	1,485	—	—	44,004
Agricultural operating	15,621	350	1,092	—	—	17,063
Residential mortgage:						
Residential mortgage	65,125	436	2,152	—	—	67,713
Consumer installment:						
Other consumer	2,628	—	12	—	—	2,640
Total acquired loans	$ 391,748	$ 8,336	$ 24,660	$ —	$ —	$ 424,744
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 498,073	$ 6,350	$ 10,036	$ —	$ —	$ 514,459
Agricultural real estate	73,510	1,363	10,490	—	—	85,363
Multi-family real estate	85,410	—	1,598	—	—	87,008
Construction and land development	82,170	—	4,240	—	—	86,410
C&I/Agricultural operating:						
Commercial and industrial	126,835	1,955	4,944	—	—	133,734
Agricultural operating	35,166	752	1,862	—	—	37,780
Residential mortgage:						
Residential mortgage	169,553	436	6,343	—	—	176,332
Purchased HELOC loans	8,407	—	—	—	—	8,407
Consumer installment:						
Originated indirect paper	39,339	—	246	—	—	39,585
Other consumer	18,053	—	133	—	—	18,186
Gross loans	$ 1,136,516	$ 10,856	$ 39,892	$ —	$ —	$ 1,187,264
Less:						
Unearned net deferred fees and costs and loans in process						(393)
Unamortized discount on acquired loans						(9,491)
Allowance for loan losses						(10,320)
Loans receivable, net						$ 1,167,060

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Below is a breakdown of loans by risk rating as of September 30, 2019:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 243,656	$ —	$ 1,153	$ —	$ —	$ 244,809
Agricultural real estate	32,278	112	2,137	—	—	34,527
Multi-family real estate	69,556	—	—	—	—	69,556
Construction and land development	48,841	—	3,478	—	—	52,319
C&I/Agricultural operating:						
Commercial and industrial	76,555	866	3,520	—	—	80,941
Agricultural operating	20,740	507	810	—	—	22,057
Residential mortgage:						
Residential mortgage	110,440	53	4,014	—	—	114,507
Purchased HELOC loans	10,120	—	—	—	—	10,120
Consumer installment:						
Originated indirect paper	42,623	—	271	—	—	42,894
Other consumer	15,657	—	61	—	—	15,718
Total originated loans	$ 670,466	$ 1,538	$ 15,444	$ —	$ —	$ 687,448
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 204,056	$ 6,729	$ 9,452	$ —	$ —	$ 220,237
Agricultural real estate	46,308	3,010	5,596	—	—	54,914
Multi-family real estate	16,427	—	1,775	—	—	18,202
Construction and land development	12,434	—	797	—	—	13,231
C&I/Agricultural operating:						
Commercial and industrial	43,492	1,101	1,698	—	—	46,291
Agricultural operating	16,417	131	1,222	—	—	17,770
Residential mortgage:						
Residential mortgage	70,584	450	2,529	—	—	73,563
Consumer installment:						
Other consumer	3,038	—	14	—	—	3,052
Total acquired loans	$ 412,756	$ 11,421	$ 23,083	$ —	$ —	$ 447,260
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 447,712	$ 6,729	$ 10,605	$ —	$ —	$ 465,046
Agricultural real estate	78,586	3,122	7,733	—	—	89,441
Multi-family real estate	85,983	—	1,775	—	—	87,758
Construction and land development	61,275	—	4,275	—	—	65,550
C&I/Agricultural operating:						
Commercial and industrial	120,047	1,967	5,218	—	—	127,232
Agricultural operating	37,157	638	2,032	—	—	39,827
Residential mortgage:						
Residential mortgage	181,024	503	6,543	—	—	188,070
Purchased HELOC loans	10,120	—	—	—	—	10,120
Consumer installment:						
Originated indirect paper	42,623	—	271	—	—	42,894
Other consumer	18,695	—	75	—	—	18,770
Gross loans	$ 1,083,222	$ 12,959	$ 38,527	$ —	$ —	$ 1,134,708
Less:						
Unearned net deferred fees and costs and loans in process						(158)
Unamortized discount on acquired loans						(10,172)
Allowance for loan losses						(9,177)
Loans receivable, net						$ 1,115,201

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Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Balance, beginning of period	$ 14,787	$ 16,090	$ 19,056	$ 19,022
Additions	716	1,907	1,811	2,641
Acquired nonaccrual loans	—	—	—	—
Charge offs	(141)	(175)	(452)	(198)
Transfers to OREO	(172)	—	(1,100)	(425)
Return to accrual status	(165)	(1,702)	(120)	(14)
Payments received	(706)	(760)	(2,824)	(1,957)
Other, net	(1,165)	(573)	(281)	(13)
Balance, end of period	$ 13,154	$ 14,787	$ 16,090	$ 19,056

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Balance, beginning of period	$ 692	$ 1,412	$ 1,429	$ 1,348
Loans transferred in	172	—	988	495
Sales	(86)	(681)	(965)	(378)
Write-downs	(26)	(151)	(49)	(64)
Other, net	4	112	9	28
Balance, end of period	$ 756	$ 692	$ 1,412	$ 1,429

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	19	$ 5,480	19	$ 1,885	13	$ 1,125	14	$ 1,730
C&I/Agricultural Operating	5	3,868	5	1,199	1	9	2	366
Residential mortgage	42	3,178	39	2,981	38	3,174	40	3,233
Consumer installment	7	53	8	62	8	69	7	67
Total loans	73	$ 12,579	71	$ 6,127	60	$ 4,377	63	$ 5,396

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Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Non-accretable difference, beginning of period	$ 3,355	$ 4,327	$ 6,290	$ 6,737	$ 3,889
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	(170)	2,898
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(130)	(196)	(1,043)	(271)	(50)
Transfers from non-accretable difference to accretable discount.	(1,294)	(741)	(669)	—	—
Non-accretable difference used to reduce loan principal balance	(270)	(35)	—	—	—
Non-accretable difference transferred to OREO due to loan foreclosure	—	—	(251)	(6)	—
Non-accretable difference, end of period	$ 1,661	$ 3,355	$ 4,327	$ 6,290	$ 6,737

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Accretable discount, beginning of period	$ 4,032	$ 3,637	$ 3,201	$ 3,435	$ 2,855
Additions to accretable discount for acquired performing loans	—	—	—	—	814
Accelerated accretion from payoff of certain PCI loans with transferred non-accretable difference	—	(99)	—	—	—
Transfers from non-accretable difference to accretable discount	1,294	741	669	—	—
Scheduled accretion	(276)	(247)	(233)	(234)	(234)
Accretable discount, end of period	$ 5,050	$ 4,032	$ 3,637	$ 3,201	$ 3,435

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CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights September 30, June 30, December 31, September 30, To Be Well Capitalized 2020 2020 2019 2019 Under Prompt Corrective (unaudited) (unaudited) (audited) (unaudited) Action Provisions Tier 1 leverage ratio (to adjusted total assets) 9.9% 9.9% 10.4% 10.2% 5.0% Tier 1 capital (to risk weighted assets) 13.7% 12.9% 12.2% 12.7% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.7% 12.9% 12.2% 12.7% 6.5% Total capital (to risk weighted assets) 15.0% 14.0% 13.1% 13.5% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights September 30, June 30, December 31, September 30, To Be Well Capitalized 2020 2020 2019 2019 Under Prompt Corrective (unaudited) (unaudited) (audited) (unaudited) Action Provisions Tier 1 leverage ratio (to adjusted total assets) 7.5% 7.4% 7.7% 7.5% 5.0% Tier 1 capital (to risk weighted assets) 10.5% 9.7% 9.1% 9.3% 8.0% Common equity tier 1 capital (to risk weighted assets) 10.5% 9.7% 9.1% 9.3% 6.5% Total capital (to risk weighted assets) 14.3% 12.1% 11.2% 11.4% 10.0% 20